UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 27, 2006 (February 22, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

              6100 North Western Avenue, Oklahoma City, Oklahoma            73118

(Address of principal executive offices)	(Zip Code)

                                                           (405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Election of Director

On February 22, 2006, Chesapeake Energy Corporation issued a press release announcing the appointment of Richard K. Davidson to the Chesapeake Board of Directors effective March 1, 2006. Mr. Davidson is expected to be appointed to the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors. The press release is attached hereto as exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Final Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description
99.1	Press Release of February 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By: /s/ Aubrey K. McClendon

Aubrey K. McClendon
Chairman of the Board and
Chief Executive Officer

Date:	February 27, 2006

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release of February 22, 2006

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